OMB Approval No. 3245-0201



                       U.S. Small Business Administration

                                      NOTE
                                                           SBA LOAN NUMBER
                                                       -------------------------
                                                        GP CLP 124 615 40 10 PTD
                                                       -------------------------
                                                          HFCC# 5638 - 75% GTD


                                                   -----------------------------
                                                       (City and State)


    900,000                                 (Date)   JUNE 20, 1996 [sic]
------------------                                ------------------------

         For value received, the undersigned promises to pay to the order of

              HELLER FIRST CAPITAL CORP., a Delaware corporation,
--------------------------------------------------------------------------------
at its office in the city of     PORTLAND         , State of     OREGON
                            ----------------------          --------------------
or at holder's option, at such other place as may be designated from time to time by the holder
                    -----------------------------------------------------------
--------------------- NINE HUNDRED THOUSAND AND 00/100-------------dollars,
-------------------------------------------------------------------
with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of PRIME + 2.75 percent per annum, payment to be made
                          --------------
in installments as follows:

         Installments, including principal and interest, each in the amount of FIFTEEN THOUSAND FIVE HUNDRED TWENTY-NINE dollars ($15,529.00), commencing SEVEN months from the first day of the month following first disbursement and continuing due and payable monthly thereafter until SEVEN years and SIX months from date of Note when the full unpaid balance of principal and interest shall become due and payable. Each installment shall be applied to interest accrued as of date of receipt and the balance, if any, to principal.

         In addition to the foregoing payments, monthly payments of interest only shall be made, beginning one month from date of Note, and continuing for six months.

         THIS IS A VARIABLE INTEREST RATE NOTE. Interest on unpaid principal shall accrue at the initial rate of ELEVEN AND ONE-QUARTER percent (11.25%) per annum. Commencing on the first calendar day of the calendar month following first disbursement, and monthly thereafter, the interest rate shall increase or decrease to TWO AND THREE-QUARTERS percent (2.75%) above the Prime Rate in effect on the first business day of the moth, as published in the Money Rates Section of THE WALL STREET JOURNAL.

         NOTE: The amount of the monthly payment shown above is based upon the prime interest rate as of the date of the receipt of the loan application of SBA of EIGHT AND ONE-HALF percent (8.50%) plus a spread of TWO AND THREE-QUARTERS percent (2.75%).

         Holder should given written notice to the Borrower of each increase or decrease in the interest rate and the reamortized installment payment amount within thirty (30) days after the effective date of each rate adjustment; however, the fluctuation of the interest rate is not contingent on whether the notice is given.

         If the Borrower shall be in default in payment due on the indebtedness at the time the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portions herein shall become fixed at the rate in effect as of the date of default. If the Borrower shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion herein shall be fixed at the rate in effect as of the date of purchase by SBA.

         If the collateral securing the Note is sold or transferred voluntarily, involuntarily or by operation of law without the prior written consent of the holder, the holder may at its option declare the entire unpaid principal and interest of the note secured hereby immediately due and payable. Acceptance by the holder of any payments after any sale or transfer shall not constitute a waiver of the provisions of this paragraph and the provisions hereof shall apply to each sale and transfer.

         Borrower further agrees to pay a late charge not to exceed 5% of the payment amount due if such payment is not received within 15 days of the due date. Funds paid by the borrower will be applied first to bring the loan current, including accrued interest, and then to the late fee.

         If this Note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date hereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

SBA Form 147 (5-87) Previous editions obsolete                            Page 1

         The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, and expenses, whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part hereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as through such covenants and conditions were fully set forth herein.

         The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned or an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"), with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder;
(5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

         Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

         Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

         The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, an whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

SBA Form 147 (5-87)                                                       Page 2

         The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications.

         This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R. 101.1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable Federal law.






                                    Oregon Baking Company, an Oregon corporation

                                    BY: /s/ HOWARD J. WASSERTEIL
                                        ------------------------------
                                        Howard J. Wasserteil, President


                                    BY: /s/ ROBERT E. SCHNEIDER
                                        ------------------------------
                                        Robert E. Schneider, CEO







________________________________________________________________________________
         Note.--Corporate applicants must execute Note, in corporate name, by duly authorized officer, and seal must be affixed and duly attested: partnership applicants must execute Note in firm name, together with signature of a general partner.

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